UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2014

Grandparents.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21537	93-1211114
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

589 Eighth Avenue, 6th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-839-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2014, the board of directors (the “Board”) of Grandparents.com, Inc. (the “Company”) concluded that the previously issued unaudited condensed consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 (the “Original 10-Q”) should no longer be relied upon because of errors in those financial statements. The errors relate to (i) the Company’s accounting for a warrant issuable to Starr Indemnity & Liability Company (“Starr”), a wholly owned subsidiary of Starr International Company, Inc., and a Strategic Consultant to the Company and (ii) the Company’s accounting for deferred revenue and prepaid expenses related to a marketing agreement with Aetna Life Insurance Company (“Aetna”) and Reader’s Digest Financial Services, Inc. (“Reader’s Digest”).

On January 8, 2013, the Company and Starr entered into a Strategic Alliance Agreement (the “Initial Starr Agreement”), which agreement was amended as of April 11, 2013 (the “Starr Amendment”; the Starr Amendment and the Initial Starr Agreement are collectively referred to as the “Starr Agreement”). Pursuant to the Starr Agreement, Starr provides certain services to the Company, including developing strategic business and investment relationships for the Company and providing business consulting services to the Company and in exchange for such services, pursuant to the Starr Amendment, the Company committed to compensate Starr, in part, by the issuance of a warrant to purchase up to 21,438,954 shares of the Company’s common stock. Upon further evaluation of the transactions contemplated by the Starr Amendment, the Company has concluded that equity-based compensation expense and prepaid expense should have been recorded in relation to the warrant. Although the warrant has not been issued, the material warrant terms including exercise price, vesting and term, and the required services to be performed in exchange for the warrant were included in the Starr Amendment. The principal effects of not recording such expenses from the date the obligation to issue the warrant arose include an understatement of equity-based compensation expense, net loss and net loss per share in the unaudited condensed consolidated statements of operations for the three months ended March 31, 2014 and an understatement of prepaid expenses, total assets, additional paid-in capital, accumulated deficit and total stockholders’ equity in the unaudited condensed consolidated balance sheet as of March 31, 2014.

On February 13, 2014, the Company, Aetna and Reader’s Digest entered into a marketing agreement pursuant to which Reader’s Digest agreed to endorse and promote the Aetna-issued group Medicare Supplement and other products as the parties may agree to offer in the future. The marketing agreement required Aetna to make a $1,000,000 non-refundable marketing advance against future royalties to the Company and required the Company to pay a $1,000,000 royalty advance to Reader’s Digest. Both payments were made in February 2014. For financial statement presentation purposes, the advances received and paid were reflected on a “net” basis on the unaudited condensed consolidated balance sheet for March 31, 2014 included in the Original 10-Q. Upon further evaluation of such transactions, the Company has concluded that deferred revenue and prepaid expenses related to the advances received and paid should have been reflected on the unaudited condensed consolidated balance sheet for March 31, 2014 on a “gross” basis. The principal effects of not reflecting the transactions on a “gross” basis include an understatement of prepaid expenses, total assets, deferred revenue and total liabilities in the unaudited condensed consolidated balance sheet as of March 31, 2014.

The following table sets forth such amounts as previously reported in the Original 10-Q and as the Company anticipates such amounts to be restated:

	Three Months Ended
	March 31, 2014
	As Previously Reported	As Restated

Prepaid expenses	$65,554	$2,799,084
Total assets	$4,348,482	$7,082,012
Deferred revenue	$-	$1,000,000
Total liabilities	$5,036,007	$6,036,007
Additional paid-in capital	$25,458,885	$28,114,100
Accumulated deficit	$(27,183,057)	$(28,104,742)
Total stockholders’ equity (deficit)	$(687,525)	$1,046,005
Equity-based compensation expense	$459,092	$1,380,777
Net loss	$(1,984,551)	$(2,906,236)
Net loss per share-basic and diluted	$(0.02)	$(0.03)

The Company plans to file an amended Quarterly Report on Form 10-Q for the three months ended March 31, 2014 to include the unaudited condensed consolidated financial statements for the three months ended March 31, 2014 and related disclosures reflecting the correction of the errors described above and their related effects (the “Amended 10-Q”) as soon as practicable.

The Board and the Company’s management have discussed the matters in this Current Report on Form 8-K with its predecessor independent registered public accounting firm, Daszkal Bolton LLP, and current independent registered public accounting firm, EisnerAmper LLP.

Due to the additional time required to address issues relating to the restatement of the Company’s previously issued unaudited condensed consolidated financial statements contained in the Original 10-Q, the Company’s filing of its Quarterly Report on Form 10-Q for the three months ended June 30, 2014 (“June 2014 10-Q”) will be delayed. The Company intends to file the June 2014 10-Q no later than August 19, 2014.

Cautionary Note Regarding Forward-Looking Statements

Information contained in this Current Report on Form 8-K, other than historical information, may be considered “forward-looking statements.” Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “anticipates,” “will,” “plans,” “may,” “can,” “could,” “should,” “believe,” “think” or similar expressions are intended to identify forward-looking statements, including statements about the Company’s expectations in regard to the impact the errors described above will have on its unaudited condensed consolidated financial statements for the three months ended March 31, 2014, the anticipated filing of the Amended 10-Q, and the filing of the June 2014 10-Q. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, and which risks and uncertainties have been described in greater detail in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the Original 10-Q, the Amended 10-Q, the June 2014 10-Q and the Company’s other filings with the Securities and Exchange Commission; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, the Company’s financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. The Company cautions you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report or an earlier date as may be indicated. The Company disclaims any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2014	GRANDPARENTS.COM, INC.

	By:	/s/ Steve Leber
Steve Leber
Chairman/Chief Executive Officer